Exhibit 4.1

CF-C&F FINANCIAL CORPORATION Incorporated under the laws of the Commonwealth of Virginia SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 12466Q 10 4 THIS CERTIFIES THAT IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF $1.00 PAR VALUE COMMON STOCK OF C&F FINANCIAL CORPORATION, transferable on the books of the Corporation by the holder hereof or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation’s transfer agent and registrar. THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED. IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed. DATED: SEAL SECRETARY PRESIDENT AND CHIEF EXECUTIVE OFFICER COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (BROOKLYN, NY) TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE O &

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM TEN ENT JT TEN OR JT TEN WROS — as tenants in common — as tenants by the entireties as joint tenants with right — of survivorship and not as tenants in common UNIF GIFT MIN ACT — (Cust) as Custodian for (Minor) under the (State) Under Transfers to Minors Act Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (Please print or typewrite name and address of Assignee, including zip code) Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably appoint Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever. In the presence of